EXHIBIT 10.1

FIRST AMENDMENT
TO REVOLVING CREDIT AND GUARANTY AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of September 23, 2005 and is entered into by and among NEWPAGE CORPORATION, a Delaware corporation (the “Borrower”), NEWPAGE HOLDING CORPORATION, a Delaware corporation (“Holdings”), CERTAIN FINANCIAL INSTITUTIONS listed on the signature pages hereto (the “Lenders”), GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Joint Lead Arranger, Joint Bookrunner and Co-Syndication Agent, UBS SECURITIES LLC, as Joint Lead Arranger, Joint Bookrunner and Co-Syndication Agent, WACHOVIA CAPITAL MARKETS, LLC, as Co-Syndication Agent, BANK OF AMERICA, N.A., as Documentation Agent, JPMORGAN CHASE BANK, N.A., as Collateral Agent (“Collateral Agent”), and GSCP, as Administrative Agent (“Administrative Agent”) and, for purposes of Section IV hereof, the CREDIT SUPPORT PARTIES listed on the signature papers hereto, and is made with reference to that certain REVOLVING CREDIT AND GUARANTY AGREEMENT dated as of May 2, 2005 (as amended through the date hereof, the “Credit Agreement”) by and among Borrower, Holdings, the subsidiaries of Borrower named therein, Lenders, Co-Syndication Agents, Documentation Agent, Collateral Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, the Credit Parties have requested that Requisite Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and

WHEREAS, subject to certain conditions, Requisite Lenders are willing to agree to such amendment relating to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.    AMENDMENTS TO CREDIT AGREEMENT

1.1                               Amendments.

A.    Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Issuing Bank” in its entirety as follows:

“Issuing Bank” means (i) JP Morgan Chase Bank, N.A., with respect to any Letter of Credit issued hereunder by JP Morgan Chase Bank, N.A. and (ii) Wachovia Bank, National Association, with respect to any Letter of Credit issued hereunder by Wachovia Bank, National Association, in each case together with its respective successors and assigns in such capacity. References to the “Issuing Bank” under this Agreement or any other Credit Document shall mean either or both of JP Morgan Chase Bank, N.A. and Wachovia Bank, National Association, as applicable.

B.    Section 1.1 of the Credit Agreement is hereby further amended by amending and restating the definition of “Swing Line Lender” in its entirety as follows:

“Swing Line Lender” means Wachovia Bank, National Association, in its capacity as Swing Line Lender hereunder, together with its permitted successors and assigns in such capacity.

C.    Section 1.1 of the Credit Agreement is hereby further amended by amending and restating the definition of “Swing Line Sublimit” in its entirety as follows:

“Swing Line Sublimit” means the lesser of (i) $25,000,000, and (ii) the aggregate unused amount of Revolving Commitments then in effect.

D.    Section 2.3(b)(ii) of the Credit Agreement is hereby amended by amending and restating the first sentence in its entirety and adding a new second sentence thereafter as follows:

(ii)                                  Whenever NewPageCo desires that Swing Line Lender make a Swing Line Loan, NewPageCo shall deliver to Swing Line Lender and Administrative Agent a Funding Notice no later than 12:00 p.m. (New York City time) on the proposed Credit Date. Unless Swing Line Lender has received notice from the Administrative Agent to the contrary, Swing Line Lender shall be entitled to rely on any certification from NewPageCo contained in any Funding Notice to the effect that the conditions precedent to the issuance of any requested Swing Line Loan have been satisfied in full, including, without limitation, that after giving effect to the making of such Swing Line Loan, the Total Utilization of Revolving Commitments would not exceed the lesser of (1) the Revolving Commitments then in effect and (2) the Borrowing Base then in effect.

E.    Section 2.3(b)(iii) of the Credit Agreement is hereby amended by amending and restating the first sentence in its entirety as follows:

Unless Swing Line Lender has received notice from Administrative Agent that the conditions precedent to the making of any requested Swing Line Loan have not been satisfied in full, then Swing Line Lender shall make the amount of its Swing Line Loan available to Administrative Agent by no later than 2:00 p.m. (New York City time) on the applicable Credit Date by wire transfer of same day funds in Dollars, at Administrative Agent’s Principal Office.

F.    Section 2.3(b) of the Credit Agreement is hereby amended by adding a new paragraph (vii) immediately after paragraph (vi) as follows:

(vii)                           Upon the request by Swing Line Lender to have a Revolving Loan made for the purpose of repaying any Refunded Swing Line Loan pursuant to the immediately preceding paragraph (iv) or the request by Swing Line Lender to have Lender purchase a participation in any unpaid Swing Line Loans pursuant to the immediately preceding paragraph (v), unless Swing Line Lender has received notice from the Administrative Agent that the conditions precedent under Section 3.2 were not satisfied in full at the time that the Swing Line Loan was made to NewPageCo to which such Refunded Swing Line Loan relates or to which such participation in any unpaid Swing Line Loans relates, Swing Line Lender shall be deemed to have satisfied the condition of possessing a good faith belief that all conditions precedent under Section 3.2 have been satisfied for purposes of the immediately preceding paragraph (vi).

G.    Section 2.4(a) of the Credit Agreement is hereby amended to add the following sentence at the end thereof:

NewPageCo shall have the right to select the Issuing Bank for each Letter of Credit it requests.

H.    Section 2.4(b) of the Credit Agreement is hereby amended to add the following sentence at the end thereof:

Unless the Issuing Bank has received notice from the Administrative Agent to the contrary, the Issuing Bank shall be entitled to rely on any certification from NewPageCo contained in any Issuance Notice to the effect that the conditions precedent to the issuance of any requested Letter of Credit have been satisfied in full, including, without limitation, that after giving effect to such issuance, the Total Utilization of Revolving Commitments would not exceed the lesser of (1) the Revolving Commitments then in effect and (2) the Borrowing Base then in effect.

I.    Section 2.7(b) of the Credit Agreement is hereby amended by amending and restating the second sentence contained therein in its entirety as follows:

The Register, as in effect at the close of business on the preceding Business Day, shall be available for inspection by NewPageCo, any Lender or any Issuing Bank at any reasonable time and from time to time upon reasonable prior notice.

J.    Section 3.2(a)(i)of the Credit Agreement is hereby deleted and replaced with a new paragraph (i) as follows:

(i)                                     Administrative Agent shall have received a fully executed and delivered Funding Notice or Issuance Notice, as the case may be, and (A) in the case of any Swing Line Loan, Swing Line Lender shall also have received such fully executed and delivered Funding Notice with respect to such Swing Line Loan and (B) in the case of any Letter of Credit, the applicable Issuing Bank shall also have received such fully executed and delivered Issuance Notice with respect to the issuance of such Letter of Credit;

K.    Section 9 of the Credit Agreement is hereby amended by adding a new Section 9.3 to read as follows:

9.3.                              Appointment of Collateral Agent as “Fondé de Pouvoir”. Without prejudice to the foregoing, each Secured Party hereby irrevocably appoints and authorizes JPMorgan Chase Bank, N.A. (and any successor acting as Collateral Agent) to act as the person holding the power of attorney (fondé de pouvoir) (in such capacity “Attorney”) of the Secured Parties as contemplated under Article 2692 of the Civil Code of Quebec, and to enter into, to take and to hold on their behalf, and for their benefit, any hypothec, and to exercise such powers and duties which are conferred upon the Attorney under any hypothec. Moreover, without prejudice to such appointment and authorization to act as the person holding the power of attorney as aforesaid, each Secured Party hereby irrevocably appoints and authorizes JPMorgan Chase Bank, N.A. (and any successor acting as Collateral Agent) (in such capacity, the “Custodian”) to act as agent and custodian for and on behalf of the Secured Parties to hold and to be the sole registered holder of any bond which may be issued under any hypothec, the whole notwithstanding Section 32 of the Act respecting the special powers of legal persons (Quebec) or any other applicable law. In this respect: (i) the Custodian shall keep a record indicating the names and addresses of, and the pro rata portion of the obligations and indebtedness secured by any pledge of any such bond and owing to each Secured Party, and (ii) each Secured Party will be entitled to the benefits of any charged property covered by any hypothec and will participate in the proceeds of realization of any such charged property, the whole in accordance with the terms hereof. Each of the Attorney and the Custodian shall: (a) have the sole and exclusive right and authority to exercise, except as may be otherwise specifically restricted by the terms hereof, all rights and remedies given to the Attorney and the Custodian (as applicable) pursuant to any hypothec, bond, pledge, applicable laws or otherwise, (b) benefit from and be subject to all provisions hereof with respect to the Collateral Agent mutatis mutandis, including, without limitation, all such provisions with respect to the liability or responsibility to and indemnification by the Secured Parties, and (c) be entitled to delegate from time to time any of its powers or duties under any hypothec, bond, or pledge on such terms and conditions as it may determine from time to time. Any person who becomes a Secured Party shall be deemed to have consented to and confirmed: (i) the Attorney as the person holding the power of attorney as aforesaid and to have ratified, as of the date it becomes a Secured Party, all actions taken by the Attorney in such capacity, and (ii) the Custodian as the agent and custodian as aforesaid and to have ratified, as of the date it becomes a Secured Party, all actions taken by the Custodian in such capacity.

L.    Section 10.3(a) of the Credit Agreement is hereby amended by amending and restating the last sentence contained therein in its entirety as follows:

Anything contained herein to the contrary notwithstanding, neither Administrative Agent nor Swing Line Lender shall have any liability arising from confirmations of the amount of outstanding Loans or the component amounts thereof and neither Administrative Agent nor any Issuing Bank shall have any liability arising from confirmations of the amount of the Letter of Credit Usage or the component amounts thereof.

M.    Section 10.7 is hereby amended by (i) amending the title to such Section to read “Successor Administrative Agent” and (ii) deleting the last two sentences contained therein.

N.    Section 11.5(c)(iii) of the Credit Agreement is hereby deleted and replaced with a new paragraph (iii) as follows:

(iii)                               amend, modify, terminate or waive any obligation of Lenders relating to the purchase of participations in Letters of Credit as provided in Section 2.4(e) or any other provision relating to Letter of Credit Usage or Letters of Credit without the written consent of Administrative Agent and of Issuing Bank;

SECTION II.    CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

A.    Execution. Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by each of the Credit Parties and Requisite Lenders.

B.    Necessary Consents. Each Credit Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

C.    Other Documents. Administrative Agent and Lenders shall have received such other documents, information or agreements regarding Credit Parties as Administrative Agent or Collateral Agent may reasonably request, including, without limitation, the issuance of a new Swing Line Note payable to the order of Wachovia Bank, National Association in the original principal amount of $25,000,000 to replace the existing Swing Line Note payable to the order of GSCP in the original principal amount of $15,000,000.

SECTION III.    REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct in all material respects:

A.    Corporate Power and Authority. Each Credit Party, which is party hereto, has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Credit Documents.

B.    Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Credit Documents have been duly authorized by all necessary action on the part of each Credit Party.

C.    No Conflict. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Holdings, Borrower or any Credit Party or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual Obligation of the applicable Credit Party, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section III.C., could reasonably be expected to have a Material Adverse Effect, (iii) except as permitted under the Amended Agreement, result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Credit Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.

D.    Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by Borrower and Holdings of the Amended Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

E.    Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party thereto and each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

F.    Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 4 of the Amended Agreement are and will be true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

G.    Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION IV.    ACKNOWLEDGMENT AND CONSENT

Each Domestic Subsidiary listed on the signature pages hereto and Holdings are referred to herein as a “Credit Support Party” and collectively as the “Credit Support Parties”, and the Credit Documents to which they are a party are collectively referred to herein as the “Credit Support Documents”.

Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all “Obligations” under each of the Credit Support Documents to which is a party (in each case as such terms are defined in the applicable Credit Support Document).

Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Support Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Support Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION V.    MISCELLANEOUS

A.    Reference to and Effect on the Credit Agreement and the Other Credit Documents.

(i)     On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii)     Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)     The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

B.    Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C.    Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

D.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

NEWPAGE CORPORATION

By:	/s/ Linda Sheffield
Name: Linda Sheffield
Title: Treasurer

NEWPAGE HOLDING CORPORATION

By:	/s/ Linda Sheffield
Name: Linda Sheffield
Title: Treasurer

CHILLICOTHE PAPER INC.
WICKLIFFE PAPER COMPANY

By:	/s/ Linda Sheffield
Name: Linda Sheffield
Title: Treasurer

ESCANABA PAPER COMPANY
LUKE PAPER COMPANY
RUMFORD PAPER COMPANY
NEWPAGE ENERGY SERVICES LLC
UPLAND RESOURCES, INC.

By:	/s/ Peter H. Vogel, Jr.
Name: Peter H. Vogel, Jr.
Title: President & CEO

RUMFORD COGENERATION, INC.
RUMFORD FALLS POWER COMPANY

By:	/s/ Peter H. Vogel, Jr.
Name: Peter H. Vogel, Jr.
Title: President & CEO

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Administrative Agent, Joint Lead Arranger, Joint Bookrunner, Co-Syndication Agent, and a Lender

By:	/s/ Robert Schatzman
Robert Schatzman
Authorized Signatory

JPMORGAN CHASE BANK, N.A.
as Collateral Agent, an Issuing Bank and a Lender

	By:	/s/ Peter S. Predun
Name: Peter S. Predun
Title: Vice President

UBS SECURITIES LLC,
as Joint Lead Arranger, Joint Bookrunner and Co-Syndication Agent

	By:	/s/ Daniel W. Ladd III
		Name:	Daniel W. Ladd III
		Title:	Managing Director

	By:	/s/ Francisco Pinto-Leite
		Name:	Francisco Pinto-Leite
		Title:	Director and Counsel
Region Americas Legal

WACHOVIA BANK, NATIONAL ASSOCIATION, as an Issuing Bank, Swingline Lender and a Lender

	By:	/s/ Thomas Grabosky
Name: Thomas Grabosky
Title: Director

WACHOVIA CAPITAL MARKETS, LLC,
as Co-Syndication Agent

		By:	/s/ Thomas Grabosky
Name: Thomas Grabosky
Title: Director

BANK OF AMERICA, N.A.,
as Documentation Agent and as a Lender

		By:	/s/ Jang S. Kim
Name: Jang S. Kim
Title: Vice President

LENDERS:			UBS LOAN FINANCE LLC,
as a Lender

			By:	/s/ Wilfred V. Saint
				Name:	Wilfred V. Saint
				Title:	Director
Banking Products
Services, US

			By:	/s/ Joselin Fernandes
				Name:	Joselin Fernandes
				Title:	Associate Director
Banking Products
Services, US

WELLS FARGO FOOTHILL, LLC

	By:	/s/ Eunnie Kim
		Name:	Eunnie Kim
		Title:	Vice President

GE CAPITAL

By:	/s/ James Miller
	Name:	James Miller
	Title:	Duly Authorized Signatory

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Evelyn Kusold
	Name:	Evelyn Kusold
	Title:	AVP

FARM CREDIT SERVICES OF MISSOURI, PCA

By:	/s/ Lee Fuchs
	Name:	Lee Fuchs
	Title:	Vice President, Capital Markets

ISRAEL DISCOUNT BANK OF NEW YORK

By:	/s/ Ron Bongiovanni
	Name:	Ron Bongiovanni
	Title:	Senior Vice President

By:	/s/ Andy Balta
	Name:	Andy Balta
	Title:	Vice President

SIEMENS FINANCIAL SERVICES, INC.

By:	/s/ Frank Amodio
	Name:	Frank Amodio
	Title:	Vice President - Credit

LASALLE BUSINESS CREDIT, LLC

By:	/s/ Steven Friedlander
	Name:	Steven Friedlander
	Title:	SVP

NATIONAL CITY BANK

By:	/s/ Jack Koch
	Name:	Jack Koch
	Title:	Account Officer

SENIOR DEBT PORTFOLIO
By: Boston Management and Research
As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE SENION INCOME TRUST
By: Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By: Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO III, LTD.
By: Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

COSTANTINUS EATON VANCE CDO V, LTD.
By: Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthoff
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO VI, LTD.
By: Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

GRAYSON & CO.
By: Boston Management and Research
As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

BIG SKY SENIOR LOAN FUND, LTD.
By: Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

THE NORINCHUKIN BANK, NEW YORK BRANCH
Through State Street Bank and Trust Company, N.A. as Fiduciary Custodian
By: Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

BIG SKY III SENIOR LOAN TRUST
By: Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE
VT FLOATING-RATE INCOME FUND
By: Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE
LIMITED DURATION INCOME FUND
By: Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE
SENIOR FLOATING-RATE TRUST
By: Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE FLOATING-RATE
INCOME TRUST
By: Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE SHORT DURATION
DIVERSIFIED INCOME FUND
By: Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President